EXHIBIT 10.46
FIRST AMENDMENT TO THE ESCO TECHNOLOGIES INC.
INCENTIVE COMPENSATION PLAN FOR EXECUTIVE OFFICERS
WHEREAS, ESCO Technologies Inc. (“Company”) adopted the ESCO Technologies Inc. Incentive Compensation Plan for Executive Officers (“Plan”); and
WHEREAS, pursuant to Section IX, the Plan may be amended by action of the Human Resources and Compensation Committee (“Committee”) of the Board of Directors of the Company; and
WHEREAS, the Committee desires to amend the Plan to reflect the actual administration thereof;
NOW, THEREFORE, effective as of October 3, 2007, the Plan is amended as follows:
1. The third and fourth sentences in Section V is deleted and replaced with the following:
Such election must be made no later than the December 31st of the Fiscal Year with respect to which the Incentive Compensation Award is granted by filing with the Executive Compensation Executive an executed form supplied by the Company. Except in the case of hardship described below, such election may only be revoked prior to the December 31st of the Fiscal Year with respect to which the Incentive Compensation Award is granted.
IN WITNESS WHEREOF, the foregoing Amendment was adopted on the 3rd day of October, 2007.